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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2002

ADAPTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

691 S. Milpitas Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (408) 945-8600

(Former name or former address, if changed since last report)

Item 5. Other Events

        On February 28, 2002, Adaptec, Inc. issued a press release announcing that it had priced a private offering of $225 million of its 3% convertible subordinated notes due March 5, 2007 (which amount does not give effect to an option granted to the initial purchasers to acquire an additional $25 million in principal amount of the notes). The offering was made only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed as Exhibit 99.01 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

    (c)
    Exhibits

              The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
99.1	Press release, dated February 28, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAPTEC, INC.

Date: Februay 28, 2002	By:	/s/ Kenneth B. Arola
Kenneth B. Arola Vice President and Corporate Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated February 28, 2002.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX